UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase Agreement

On June 26, 2024, Coherus BioSciences, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and between the Company and Hong Kong King-Friend Industrial Company Ltd., a Hong Kong corporation (“HKF”). HKF is the parent company of Meitheal Pharmaceuticals, Inc., a Delaware corporation.

Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company agreed to divest its YUSIMRY (adalimumab-aqvh) franchise (the “Business”) through the sale of certain assets, including YUSIMRY, intellectual property exclusively related to YUSIMRY, certain contracts related to YUSIMRY, YUSIMRY inventory, and all activities related to research and development of YUSIMRY, to HKF and the assumption of certain liabilities by HKF, including $17.0 million of inventory purchase commitments, but not including certain identified excluded assets and excluded liabilities (collectively, the “YUSIMRY Disposition”) for upfront, all-cash consideration of $40.0 million paid on June 26, 2024.

The Purchase Agreement also provides for indemnification rights related to breaches of each party’s representations, warranties, covenants and certain other matters such as losses incurred by HKF for excluded assets or excluded liabilities or losses incurred by the Company for assumed liabilities. The indemnification obligations of each party are subject to the limitations set forth in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants related to the Company, the Business and the YUSIMRY Disposition that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. The covenants include, among other things, (a) an agreement for the Company to provide access to records related to the Business after the closing of the YUSIMRY Disposition and (b) an agreement to certain non-competition and non-solicitation agreements.

Pursuant to the Purchase Agreement, the closing of the YUSIMRY Disposition occurred on June 26, 2024.

The representations and warranties of the Company and HKF contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to the Company and HKF in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement, or such other dates that are specified in the Purchase Agreement and (e) have been included in the Purchase Agreement for the purpose of allocating risk between the Company and HKF rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or HKF or their respective subsidiaries, affiliates or businesses. Investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or HKF or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Purchase Agreement and the YUSIMRY Disposition is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

Item 8.01 Other Events

On June 27, 2024, the Company issued a press release announcing the completion of the YUSIMRY Disposition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The unaudited pro forma condensed combined financial information and the related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. They present the unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations of the Company after giving pro forma effect to (i) the YUSIMRY Disposition; (ii) the divestiture of the Company’s CIMERLI® (ranibizumab-eqrn) ophthalmology franchise through the sale of its subsidiary, Coherus Ophthalmology LLC, to Sandoz Inc. (the “CIMERLI Disposition”); and (iii) the acquisition of Surface Oncology, Inc. by the Company (the “Surface Merger” and together with the YUSIMRY Disposition and the CIMERLI Disposition, the “Combined Transactions”). The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2024 and for the year ended December 31, 2023 were prepared as though the Combined Transactions occurred on January 1, 2023. The unaudited pro forma condensed combined balance sheet as of March 31, 2024 was prepared as though the YUSIMRY Disposition occurred on March 31, 2024.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, by and between Coherus BioSciences, Inc. and Hong Kong King-Friend Industrial Company Ltd., dated as of June 26, 2024*
99.1	Press Release of Coherus BioSciences, Inc., dated June 27, 2024
99.2	Unaudited pro forma condensed combined financial information of Coherus BioSciences, Inc. as of and for the three months ended March 31, 2024 and the year ended December 31, 2023.
104	Cover page Interactive Data file (embedded within the Inline XBRL document)

*	Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K, Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2024	COHERUS BIOSCIENCES, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	Chief Executive Officer